Exhibit 99.1

Paya Announces Appointment of Oni Chukwu to its Board of Directors

Chukwu brings Extensive Enterprise Cloud Software and Technology Experience

ATLANTA, GA April 16, 2021 — Paya (NASDAQ: PAYA), a leading integrated payments and commerce solution provider, today announced the appointment of Oni Chukwu to its Board of Directors. Mr. Chukwu was Executive Chairman and CEO of Aventri, a leader in cloud-based enterprise Event Management Software for over 1600 enterprise customers in more than 50 countries. At Aventri, Mr. Chukwu managed a comprehensive transformation and international expansion strategy resulting in significant growth. Mr. Chukwu will serve on Paya’s Audit and Risk, Compensation, and Nominating and Corporate Governance Committees.

Mr. Chukwu’s prior roles included EVP and CFO of Triple Point Technology, a global enterprise software firm specializing in commodities management, EVP and CFO of Netkey, an enterprise software firm specializing in self-service kiosks and digital signage, and CFO of Healthcare Software Synergies. Mr. Chukwu’s AfricaPlan Foundation supports entrepreneurs in developing countries, underprivileged youth, women’s health, and refugees in the U.S. and globally.

“Oni has a strong track record of success in building and growing enterprise technology companies,” said Jeff Hack, CEO of Paya. ”We look forward to adding his expertise and experience to the Paya board which will serve to support Paya’s growth strategies.”

“I am excited to be joining Paya’s board at a time of expansion into Paya’s high growth and attractive target markets,“ said Chukwu. “Paya is well positioned to leverage its differentiated integrated payment technology, consultative approach to service, and extensive domain expertise to continue to expand Paya’s market leadership.”

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Note Regarding Forward-Looking Statements

Certain statements made in this press release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “will,” “approximately,” “shall” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. You should not place undue reliance on such statements as we cannot assure you that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ are included in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2020.

About Paya

Paya (NASDAQ: PAYA) is a leading provider of integrated payment and frictionless commerce solutions that help customers accept and make payments, expedite receipt of money, and increase operating efficiencies. The company processes over $33 billion of annual payment volume across credit/debit card, ACH, and check, making it a top 20 provider of payment processing in the US. Paya serves more than 100,000 customers through over 2,000 key distribution partners focused on targeted, high growth verticals such as healthcare, education, non-profit, government, utilities, and other B2B end markets. The business has built its foundation on offering robust integrations into front-end CRM and back-end accounting systems to enhance customer experience and workflow. Paya is headquartered in Atlanta, GA, with offices in Reston, VA, Fort Walton Beach, FL, Dayton, OH, Mt. Vernon, OH and Dallas, TX.

Investor Contact:

Matt Humphries, CFA
Head of Investor Relations
matt.humphries@paya.com

Media Contact:

Kerry Close
212-784-5717
klcose@groupgordon.com

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